Investments - Schedule of Amortized Cost and Fair Value of Available-for-Sale Investments, by Contract Maturity (Detail) - USD ($) $ in Thousands	Jun. 30, 2020	Dec. 31, 2019
Investments Debt And Equity Securities [Abstract]
Due in one year or less, Amortized Cost	$ 14,991	$ 25,969
Cost Basis	14,991	25,969
Due in one year or less, Fair Value	14,990	25,746
Total, Fair Value	$ 14,990	$ 25,746